CONSENT OF INDEPENDENT AUDITORS




     We hereby consent to the incorporation by reference in this Registration Statement of Form S-8 of PACEL CORP. (the "Company") of our report dated, March 28, 2001 on the financial statements of the Company, which report appears in the Company's Annual Report Filed on Form 10-KSB ( File No. 001-15647) filed with the Securities and Exchange Commission.

                              /s/  Peter  C.  Cosmas  Co.,  CPAs
                              _____________________________________
                              PETER  C.  COSMAS  CO.,  CPAs



New  York,  New  York
July  13,  2001


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